Exhibit 99.1

Scientific Games Announces Successful Completion of Consent Solicitation

NEW YORK, October 28, 2011 - Scientific Games Corporation (Nasdaq: SGMS) (the “Company”) announced today the successful completion of the previously announced consent solicitation (the “Consent Solicitation”) to amend the indenture (the “Indenture”) governing the 7.875% Senior Subordinated Notes due 2016 issued by Scientific Games International, Inc. (“SGI”), a wholly owned subsidiary of the Company (the “Notes”), with the receipt of consents from the holders of a majority of the Notes.

The purpose of the Consent Solicitation was to amend the Indenture to provide the Company with additional flexibility for investment opportunities that it may decide to pursue, including potential strategic partnerships, joint ventures and other acquisitions.  A supplemental indenture implementing the proposed amendments has been executed. Credit Suisse Securities (USA) LLC and UBS Securities LLC acted as solicitation agents in connection with the Consent Solicitation.

This press release does not constitute a solicitation of consents of holders of the Notes and shall not be deemed a solicitation of consents with respect to any other securities of the Company. The Consent Solicitation was made solely by the consent solicitation statement relating to the Consent Solicitation and the accompanying consent form.

About Scientific Games

Scientific Games Corporation is a global leader in providing customized, end-to-end gaming solutions to lottery and gaming organizations worldwide. Scientific Games’ integrated array of products and services includes instant lottery games, lottery gaming systems, terminals and services, and internet applications, as well as server-based interactive gaming machines and associated gaming control systems. For more information, please visit our website at www.scientificgames.com.

Company Contact:

Cindi Buckwalter, Investor Relations

(212) 754-2233

Forward-Looking Statements

In this press release the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; seasonality; failure of the Company’s Northstar joint venture to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois lottery; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange

Commission, including under the heading “Risk Factors” in our periodic reports. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.